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                                                                  EXHIBIT 10.10

                                SEQUENOM, INC.
                                --------------

                    NOTE SECURED BY STOCK PLEDGE AGREEMENT
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$________________                                                         [DATE]
                                                           San Diego, California

          FOR VALUE RECEIVED, ____________("Maker") promises to pay to the order of Sequenom, Inc., a Delaware corporation (the "Corporation"), at its corporate offices at 11555 Sorrento Valley Road, San Diego, CA 92121, the principal sum of ________________ ($___________), together with all accrued interest thereon, upon the terms and conditions specified below.

          1. PURCHASE MONEY INDEBTEDNESS. The proceeds of this Note shall be
             ---------------------------
applied solely and exclusively to the payment of the purchase price of ___________shares of the Corporation's common stock acquired this day by Maker (the "Purchased Shares") pursuant to an outstanding stock option granted under the Corporation's 1994 and 1998 Stock Option/Stock Issuance Plan, and those Purchased Shares shall be held in pledge by the Corporation as collateral for the payment of this Note.

          2. INTEREST. Interest shall accrue on the unpaid balance outstanding
             --------
from time to time under this Note at the applicate federal rate of ______% per annum, compounded annually. Accrued and unpaid interest shall become due and payable on the date the principal balance is due.

     DUE DATES.  The principal balance of this Note shall become due and payable
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     the earlier of (i) two years from the date indicated above or ii) the time of the secondary offering, if at the time of the secondary offering the Maker is allowed to sell shares

          3. PAYMENT. Payment shall be made in lawful tender of the United
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States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal. Prepayment of the principal balance of this Note, together with all accrued and unpaid interest on the portion of principal so prepaid, may be made in whole or in part at any time without penalty.

          4. EVENTS OF ACCELERATION. The entire unpaid principal balance of this
             ----------------------
Note, together with all accrued and unpaid interest, shall become immediately due and payable prior to the specified due date of this Note upon the occurrence of one or more of the following events:

             A. the failure of the Maker to pay any installment of principal or accrued interest under this Note when due and the continuation of such default for more than thirty (30) days; or

             B. the expiration of the thirty (30)-day period following the date the Maker ceases for any reason to remain in the employ of the Corporation; or

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               C.  the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of the Federal bankruptcy act or any other state or Federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Maker or the attachment of or execution against any property or assets of the Maker; or

               D. the occurrence of any event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

          5.   SPECIAL ACCELERATION EVENT. In the event the Maker sells or
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otherwise transfers for value one or more shares of the Corporation's common stock purchased with the proceeds of this Note, then any unpaid portion of the principal balance of this Note attributable to the purchase price of those shares shall become immediately due and payable, together with all accrued and unpaid interest on that principal portion.

          6.   EMPLOYMENT. The Maker shall be deemed to continue in employment
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with the Corporation for so long as he or she renders services as an employee of the Corporation or one or more of the Corporation's fifty percent (50%) or more owned (directly or indirectly) subsidiaries.

          7.   SECURITY. Payment of this Note shall be secured by a pledge of
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the Purchased Shares with the Corporation pursuant to the Stock Pledge Agreement to be executed this date by the Maker. The Maker, however, shall remain personally liable for payment of this Note and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker's obligations hereunder.

          8.   COLLECTION. If action is instituted to collect this Note, the
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Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

          9.   WAIVER.  A waiver of any term of this Note, the Stock Pledge
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Agreement or of any of the obligations secured thereby must be made in writing and signed by a duly-authorized officer of the Corporation and any such waiver shall be limited to its express terms.

          No delay by the Corporation in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of a condition under this Note, the Stock Pledge Agreement or the obligations secured thereby.

          The Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and diligence in taking any action to

                                       2.
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collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

          10.  CONFLICTING AGREEMENTS. In the event of any inconsistencies
               ----------------------
between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

          11.  GOVERNING LAW.  This Note shall be construed in accordance with
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the laws of the State of California without resort to that State's conflict-of-
laws rules.




                                            ____________________________________
                                                            MAKER

                                      3.
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                                  SCHEDULE A
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                Form of Note Secured by Stock Pledge Agreement.
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                                  Principal    Purchase
Date of Note    Maker                Sum        Shares       Interest
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10/06/99        Hubert Koster      $611,631     680,000       6.02%
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10/05/99        Steve Zaniboni     $143,346     210,000       6.02%
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10/09/99        Antonius Schuh     $160,418     280,000       6.02%
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09/13/99        Charles Cantor     $468,901     351,000       5.98%
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07/01/99        Andreas Braun      $ 42,380     120,000       5.82%
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